RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2015
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

24. RELATED PARTY TRANSACTIONS

        Our consolidated financial statements include the following transactions with our affiliates not otherwise disclosed (dollars in millions):

	Year ended December 31,
	2015	2014	2013
Sales to:
Unconsolidated affiliates	$131	$261	$232
Inventory purchases from:
Unconsolidated affiliates	487	614	597

        Our subsidiary Airstar Corporation ("Airstar") subleases a Gulfstream IV-SP Aircraft (the "Aircraft") from Jstar Corporation ("Jstar"), a corporation wholly owned by Jon M. Huntsman pursuant to a lease arrangement that expires in 2021. Jon M. Huntsman is the Executive Chairman and the father of our Chief Executive Officer, Peter R. Huntsman and our Division President, Advanced Materials, James H. Huntsman. Under this arrangement, monthly sublease payments from Airstar to Jstar are approximately $120,000, and an aggregate of $8 million is payable through the end of the remaining six year lease term. These monthly sublease payments are equal to the financing costs paid by Jstar to a leasing company and the arrangement does not result in a financial benefit to Jstar.

        We occupy and use a portion of an office building owned by the Huntsman Foundation, a private charitable foundation established by Jon M. and Karen H. Huntsman to further the charitable interests of the Huntsman family, under a lease pursuant to which we make annual lease payments of approximately $2 million. During each of the years ended 2015, 2014 and 2013, we made payments of approximately $2 million to the Huntsman Foundation under the lease. The lease expires on December 31, 2018, subject to a five-year extension, at our option.

        Through May 2002, we paid the premiums on various life insurance policies for Jon M. Huntsman. These policies have been liquidated, and the cash values have been paid to Mr. Huntsman. Mr. Huntsman is indebted to us in the amount of approximately $2 million with accrued interest, which represents the insurance premiums paid on his behalf through May 2002. This amount is included in other noncurrent assets in our consolidated balance sheets.

        Effective August 31, 2015, we entered into a new Consulting Agreement with Jon M. Huntsman, Jr., one of Huntsman Corporation's former directors and the former governor of Utah and U.S. Ambassador to Singapore and China. Pursuant to the new Consulting Agreement, Jon M. Huntsman, Jr. agreed to: provide strategic advice to senior management and the board of the Company on political, economic and business matters; support development and continued maintenance of the Company's high value customers and significant business relationships across all regions; support development and continued maintenance of governmental and business relationships in developing economic regions, particularly in connection with markets and opportunities in India, China and Southeast Asia; participate in negotiations and discussions with business executives and leaders, government officials and/or dignitaries; and participate in such other meetings or discussions as may be requested by senior management of the Company upon reasonable notice. In exchange for these services, we agree to pay Jon M. Huntsman, Jr. $50,000 per month through the term of the Consulting Agreement and up to $200,000 in additional compensation based on achievement of designated results as determined by the board. The new Consulting Agreement expires on August 31, 2016, subject to our right to extend the agreement for one year terms. Jon M. Huntsman, Jr. is the son of our Executive Chairman, Jon M. Huntsman and the brother of our Chief Executive Officer, Peter R. Huntsman, and Division President, Advanced Materials, James Huntsman.